UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   December 17, 2013

BIO-PATH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Utah	000-53404	87-0652870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2626 South Loop, Suite 180, Houston, Texas	77054
(Address of principal executive offices)	(Zip Code)

801-580-2326

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Bio-Path Holdings, Inc. (the “Company”) held its 2013 annual meeting (the “2013 Annual Meeting”) of shareholders of the Company on December 17, 2013 in The Woodlands, Texas. At the meeting, the Company’s shareholders: (i) elected each of the four persons listed below under Proposal 1 to serve as a director of the Company until its 2014 annual meeting (the “2014 Annual Meeting”) of shareholders of the Company; (ii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers; (iii) approved, on a non-binding advisory basis, the frequency of the advisory vote on compensation of named executive officers every “three years;” and (ii) ratified and approved the appointment of Mantyla McReynolds, LLC as the Company's registered independent public accounting firm for the Company's fiscal year ending December 31, 2013. The following describes the results of the voting at the 2013 Annual Meeting:

Proposal 1:	The election of directors to serve until our 2014 Annual Meeting:
Name of Nominee	Shares Voted "For"	Shares Withheld	Broker Non-Votes
Peter H. Nielsen	47,291,292	152,290	10,500,898
Douglas P. Morris	47,284,736	158,846	10,500,898
Gillian Ivers-Read	47,297,236	146,346	10,500,898
Michael J. Garrison	47,297,236	146,346	10,500,898

Proposal 2:	Advisory (non-binding) vote approving the compensation of the Company’s named executive officers:

Shares Voted "For"	Shares Voted "Against"	Shares Abstained	Broker Non-Votes
47,169,106	190,492	83,984	10,500,898

Proposal 3:	Advisory (non-binding) vote on the frequency of the advisory vote on the compensation of the Company’s named executives officers:

Every Year	Every Two Years	Every Three Years	Shares Abstained	Broker Non-Votes
16,006,785	1,749,409	29,262,438	424,950	10,500,898

Proposal 4:	Ratification and approval of the appointment of Mantyla McReynolds, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2013:

Shares Voted "For"	Shares Voted "Against"	Shares Abstained
57,787,491	547	156,442

Based on the shareholders’ advisory vote and other factors, the Board of Directors of the Company resolved that future non-binding shareholder advisory votes on the compensation of the Company’s named executive officers will be conducted “every three years” until such time as the Company holds another shareholder advisory vote on the frequency of advisory votes by shareholders on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-PATH HOLDINGS, Inc.

Dated: December 19, 2013	By:	/s/ Peter H. Nielsen
Peter H. Nielsen President and Chief Executive Officer